UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2005

                                BCB BANCORP, INC.
                               ------------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                0-50275                     26-0065262
-----------------------------     ----------------           ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                                07002
--------------------------------------                          ---------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
               --------------

               BCB Bancorp, Inc. issued a press release announcing that it has priced its public offering of 1,100,000 shares of its common stock underwritten by Janney Montgomery Scott LLC on a firm commitment basis at $15.25 per share representing approximately $15.2 million in net offering proceeds. The common stock of BCB Bancorp, Inc. will begin trading on the Nasdaq National Market on December 14, 2005 under the symbol "BCBP."

Item 9.01      Financial Statements and Exhibits
               ----------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press release dated December 14, 2005, announcing the pricing of 1,100,000 shares of BCB Bancorp, Inc. common stock in an offering underwritten by Janney Montgomery Scott LLC and the beginning of trading of BCB Bancorp, Inc. common stock on Nasdaq National Market

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                BCB BANCORP, INC.



DATE: December 14, 2005                By: /s/ Donald Mindiak
                                           -----------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         ----------                 -----------

          99.1 Press release dated December 14, 2005, announcing the pricing of 1,100,000 shares of BCB Bancorp, Inc. common stock in an offering underwritten by Janney Montgomery Scott LLC and the beginning of trading of BCB Bancorp, Inc. common stock on Nasdaq National Market